UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
ETHAN A. DANIAL
IAN MCCARTHY
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025 ANNUAL MEETING OF STOCKHOLDERS OF
Puerto Rico Residents Tax-Free Fund IV, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card (i) “FOR” the election of our highly-qualified nominees and (ii) “FOR” our proposal to terminate all existing investment advisory agreements between the Fund and its advisor, UBS Asset Managers of Puerto Rico, within sixty days.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital, Ethan A. Danial and Ian McCarthy, the “Participants”) are significant stockholders and beneficially own in the aggregate approximately 6.9% of the outstanding shares of common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our (i) nomination of two highly-qualified individuals, Ethan A. Danial and Ian McCarthy, to the board of directors of the Fund (the “Board”) and (ii) the stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Act of 1934 (the “Exchange Act”), each at the 2025 annual meeting of stockholders scheduled to be held virtually at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), on January 8, 2026, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2025 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about December 19, 2025.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2025 Annual Meeting with respect to the following business proposals (each, a “Proposal” and, collectively, the “Proposals”) to:

1.      Elect Ocean Capital’s slate of two director nominees, Ethan A. Danial and Ian McCarthy (the “2025 Nominees” and each individually, a “2025 Nominee”), to serve as Class II directors on the Board, until their terms expire at the Fund’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

2.      Terminate all existing investment advisory agreements between the Fund and its advisor, UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements (the “Terminate Advisory Agreements Proposal”).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the 2025 Annual Meeting, and the Fund’s proxy materials, for additional information concerning the 2025 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for the election of directors and the solicitation of proxies. Any stockholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2025 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on November 19, 2025, the record date for the 2025 Annual Meeting (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2025 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Sodali & Co (“Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23692.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2025 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate two highly-qualified nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002). Additionally, Ocean Capital submitted a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act, as further described elsewhere in this Proxy Statement.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, the 2025 Nominees will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset value and other value-unlocking initiatives. Although there can be no assurances that any such avenues will in fact increase stockholder value, the Participants believe that the 2025 Nominees’ presence on the Board will benefit all stockholders.

Election of Directors

In furtherance of its objectives, Ocean Capital submitted director nominations, nominating Messrs. Brent Rosenthal and José Izquierdo, and put forward a business proposal to be voted on at the 2021 Annual Meeting. The 2021 Annual Meeting was initially scheduled to be held on December 21, 2021, but has been subsequently adjourned twenty-one times for failure to reach a quorum. The 2021 Annual Meeting is scheduled to reconvene on January 29, 2026. For the Fund’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), Ocean Capital nominated Messrs. Brent Rosenthal and José Izquierdo again (the “2024 Nominees”). According to the Fund’s Certified Shareholder Report filed on Form N-CSR with the U.S. Securities and Exchange Commission (the “SEC”) on November 6, 2025, at the 2024 Annual Meeting, the Fund’s stockholders overwhelmingly favored the 2024 Nominees over the Fund’s nominees, with each of Messrs. Brent Rosenthal and José Izquierdo receiving sufficient votes to be elected to serve as directors of the Fund, with terms expiring in 2027, and were seated as directors by the Fund. Please refer to the Section below, Appendix A — Information Concerning the Nominees and Participants, for more information regarding the related litigation. Additionally, please refer to the Sections below entitled, Questions and Answers About the Proxy Materials and the 2025 Annual Meeting — What happened at the 2021 Annual Meeting? and What happened at the 2024 Annual Meeting? for more information regarding Ocean Capital’s previous nominations and proposals.

The 14a-8 Proposal

On July 9, 2025, Ocean Capital submitted a stockholder proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, (the “14a-8 Proposal”). The purpose of the 14a-8 Proposal is to allow stockholders the opportunity to vote on a proposal to terminate all investment advisory and management agreements between the Fund and its advisor, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreement. Based on public filings, the only investment advisory agreement we are aware of is between the Fund and UBS (the “Investment Advisory Agreement”). Pursuant to Section 11 of the Investment Advisory Agreement, the approval of the 14a-8 Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund. For that purpose, and in accordance with the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the 2025 Annual Meeting means the affirmative vote of the lesser of (i) 67% or more of Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding Fund shares.

On November 14, 2025, the Fund notified Ocean Capital of its intent to include a statement of opposition to Ocean Capital’s 14a-8 Proposal (the “Opposition Statement”) in its proxy statement. The Fund has included the 14a-8 Proposal in its solicitation materials, along with the Opposition Statement. The 14a-8 Proposal is reproduced in the Section below, “Proposal No. 2 — Terminate Advisory Agreements Proposal.”

It is not our intention to mandate the liquidation of the Fund. We have emphasized the Fund adopting measures to enhance shareholder value, including by increasing liquidity and/or reducing the discount at which Fund’s stock trades compared with the Fund’s net asset value. Directors nominated by Ocean Capital and elected have fiduciary obligations to the Fund and its shareholders, not to Ocean Capital as such; and we will not control and cannot predict the outcome of a future Board’s deliberations. If our proposal to terminate all investment advisory and management agreements between the Fund and its advisor is adopted by the shareholders, we expect the Board would need to evaluate alternatives that could unlock value for shareholders. One alternative could be to seek shareholder approval to liquidate the Fund to enable shareholders to realize a share price much closer to net asset value. This is what occurred at Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Puerto Rico Residents Tax Free Fund, Inc. (“PRRTFF I”), and Puerto Rico Residents Tax Free Fund VI, Inc. (“PRRTFF VI”), where, following the Funds’ certification of votes to terminate the respective investment advisory agreements of those Funds, the Funds sought and obtained shareholder approval of proposals to sell their investments and distribute the proceeds to shareholders. We expect that the Board would consider liquidation among multiple options that could unlock value for shareholders.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the election of the 2025 Nominees at the 2025 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s proxy statement, the Board is currently composed of six directors and two of the Fund’s directors are up for election at the 2025 Annual Meeting. We are seeking your support at the 2025 Annual Meeting to elect each of our two highly-qualified nominees in opposition to the Fund’s director nominees each to serve a three-year term expiring at the Fund’s 2028 annual meeting of stockholders and until his respective successor is duly elected and qualified. The 2025 Nominees, if elected at the 2025 Annual Meeting, will, together with Messrs. Rosenthal and Izquierdo, constitute a minority of the Board.

OCEAN CAPITAL’S 2025 NOMINEES

The following information sets forth the name, age, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by each of the 2025 Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. There are no family relationships between the two 2025 Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that the 2025 Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ethan A. Danial, 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907 (28)	N/A	N/A

Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico where he has worked since January 2019;

Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico from August 2017 through October 2022

N/A

Director at TFF I, PRRTFF I, PRRTFF VI, and Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (“Fund IV”) since May 20, 2025;

Director of Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022;

Director of First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 to June 2021.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ian McCarthy, 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911 (34)	N/A	N/A

Managing Director at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020;

Director, Originations & Fundraising, of Stabilis Capital Management, LP, an investment firm, where he worked from January 2018 to May 2020.

				N/A	Director of TFF I, PRRTFF I, PRRTFF VI and Fund IV since May 20, 2025.

Ethan A. Danial, age 28, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Since May 20, 2025, Mr. Danial has served as a director and chairman of the board of PRRTFF I, PRRTFF VI and TFF I. He has served as a director of Fund IV since May 20, 2025. Mr. Danial previously served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Since August 2023, Mr. Danial is studying for his J.D. at Harvard Law School. Ocean Capital believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Fund.

Ian McCarthy, age 34, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy is currently a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, where he has worked since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. Since May 20, 2025, Mr. McCarthy has served as a director of PRRTFF I, PRRTFF VI, TFF I and Fund IV. He serves as the chairman of the Audit Committees and the Dividend Committees of TFF I, PRRTFF I and PRRTFF VI. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the 2025 Nominees as of the Record Date.

The information in the following table has been furnished to us by the 2025 Nominees. The percentages used below are based upon 9,182,874 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ethan A. Danial,	441,808	4.8%
954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907
Ian McCarthy,	0	N/A
1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911

Ocean Capital believes that the 2025 Nominees presently are not, and if elected as directors of the Fund, neither would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the 2025 Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that Ocean Capital’s 2025 Nominees are not elected to the Board at the 2025 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds,1 including, without limitation, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning Ocean Capital’s 2025 Nominees, see Appendix A — Information Concerning the Nominees and Participants.

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OCEAN CAPITAL’S 2025 NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

1      The affiliated funds include, without limitation, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. (“Fund I”), Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (“Fund II”), Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (“Fund III”), Fund IV, Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (“Fund V”), PRRTFF I, PRRTFF VI and TFF I.

PROPOSAL NO. 2

STOCKHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL PURSUANT TO RULE 14a-8
TO TERMINATE ADVISORY AGREEMENTS

Ocean Capital submitted the 14a-8 Proposal to be included in the Fund’s proxy statement for stockholder approval at the 2025 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. The 14a-8 Proposal is reproduced below as submitted to the Fund on July 9, 2025. The data presented in the supporting statement contained in the 14a-8 Proposal is accurate as of the date of the 14a-8 Proposal and no changes have been made to the 14a-8 Proposal since its submission to the Fund on July 9, 2025.1

____________

1        Additional financial metrics regarding the Fund are available in the Fund’s Certified Shareholder Report, filed on November 6, 2025 (the “Shareholder Report”). According to the Shareholder Report, as of August 31, 2025, the Fund’s one-year average total returns based on NAV were -6.53% (0.32% based on market price), compared to the Bloomberg Municipal Bond Index, which averaged 0.08%. The Fund’s average annual total returns since inception were -3.67% based on NAV and -9.38% based on market price), compared to the Bloomberg Municipal Bond Index, which averaged -0.15% during that period.

Proposal 2: Terminate Advisory Agreements

RESOLVED, all existing investment advisory and management agreements (the “Agreements”) between Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) and its advisor shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently failed to maximize shareholder value. As reported in its public filings, during the six months ended February 28, 2025, the Fund’s performance based on market price decreased by 2.94%.1 Further, as of February 28, 2025, the Fund’s stock traded at a 52.7% discount to its net asset value (“NAV”)2 — significantly higher than its discount to NAV over the four preceding years.3 This represents a significantly larger discount than that of the closed-end fund market as a whole, which was, on average, only trading at a 4.9% discount as of June 20, 2025.4

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreements would allow the Fund to initiate a competitive, open process to secure a more suitable investment advisory agreement with an advisor that can strengthen the Fund’s performance through lower fees, new perspectives and a revamped investment strategy. Based on public filings, the only investment advisory agreement we are aware of is between the Fund and UBS Asset Managers of Puerto Rico.5 We believe shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, which may lead to an increase in share value, directly benefiting its shareholders.

We believe our interests are aligned with other shareholders, and our intent with this proposal is to maximize shareholder value, not to cause a liquidation of the Fund. While terminating the Agreement could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that over the longer term, terminating the Agreement will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.6 Despite disruption risks, we believe beginning the process of replacing the current Agreements will facilitate the selection of one or more investment advisors able to bring fresh perspectives and advise the Fund on terms more favorable to the Fund.

Please vote “FOR” Proposal 2: Terminate Advisory Agreements.

WE RECOMMEND A VOTE FOR THE TERMINATE ADVISORY AGREEMENTS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

1     Semi-Annual Certified Shareholder Report, filed on May 8, 2025.

2     Id.

3     Annual Certified Shareholder Report, filed on November 9, 2021.

4     See the U.S. Closed-End Funds Summary of Average Premium and Discount Report as of June 20, 2025, available at lana_cefa_2023.xlsm.

5     Semi-Annual Certified Shareholder Report, filed on May 8, 2025.

6     1940 Act, Section 270.15a-4.

INFORMATION CONCERNING THE 2025 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on November 19, 2025 as the Record Date for determining stockholders entitled to notice of and to vote at the 2025 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2025 Annual Meeting. According to the Fund’s proxy statement, there were 9,182,874 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2025 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2025 Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the 2025 Nominees, “FOR” the Terminate Advisory Agreements Proposal and, pursuant to Rule 14a-4(c) under the Exchange Act, in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2025 Annual Meeting.

QUORUM

According to the Fund’s proxy statement, the presence at the 2025 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2025 Annual Meeting for purposes of determining whether a quorum exists. As discussed more fully in the Section below, — Abstentions; Broker Non-Votes, there will be no “broker non-votes” at the 2025 Annual Meeting. If the beneficial owner of securities held in “street name” does not provide instructions on how to vote, a broker is not permitted to give a proxy with respect to such beneficial owner’s shares. Accordingly, such shares will not count as present for purposes of determining whether a quorum is present or for purposes of Section 2(a)(42) of the 1940 Act.

Any stockholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2025 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2025 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2025 Annual Meeting provided that a quorum is present (Proposal No. 1).

Terminate Advisory Agreements Proposal (the 14a-8 Proposal) — Provided that a quorum has been established at the 2025 Annual Meeting, this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (Proposal No. 2).

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation (the “Charter”) nor the Fund’s Amended and Restated By-Laws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national stock exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The proposal to elect directors to be voted upon at the 2025 Annual Meeting is “non-routine,” so brokers will not have discretionary authority to vote on the proposal. Therefore, if you do not provide voting instructions to your broker, then your shares will not be voted with respect to the election of directors at the 2025 Annual Meeting.

Abstentions will be treated as votes present at the 2025 Annual Meeting, but will not be treated as votes cast for Proposal No. 1. Abstentions, therefore, will have no effect on Proposal No. 1, but will have the effect of “against” votes on Proposal No. 2. Broker non-votes will not be treated as votes present at the 2025 Annual Meeting and will not be treated as votes cast for Proposal No. 1 or Proposal No. 2. Broker non-votes will have no effect on the outcome of Proposal No. 1 or Proposal No. 2.

Because of the contested nature of the 2025 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2025 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in “street name”, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the 2025 Nominees.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the 2025 Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Sodali for solicitation and advisory services in connection with this solicitation, for which Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.

It is anticipated that Sodali will employ up to 15 persons to solicit the Fund’s stockholders for the 2025 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000 (including, but not limited to, fees for attorneys, solicitors and other advisors and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $100,000.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than 30 nor more than 50 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than 40 days prior to the date of the meeting, such notice must be given not more than 10 days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than 40 days in advance of the annual meeting, if the Fund has previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2025 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2025 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote “FOR” the election of Ocean Capital’s 2025 Nominees and “FOR” the Terminate Advisory Agreements Proposal.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico (a division of UBS Trust Company of Puerto Rico) serves as the Fund’s investment adviser. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator. ALPS is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

Please refer to the Fund’s proxy statement, for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

December 19, 2025

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2025 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2025 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S 2025 NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2025 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, November 19, 2025, are entitled to be present and to vote at the 2025 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid return envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street name”.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the 2025 Nominees. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2025 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2025 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2025 Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of Ocean Capital’s 2025 Nominees and “FOR” the Terminate Advisory Agreements Proposal.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” of Ocean Capital’s Nominees (Proposal No. 1) standing for election to the Board named in this Proxy Statement; and

“FOR” the Terminate Advisory Agreements Proposal (Proposal No. 2).

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2025 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2025 Annual Meeting to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, or to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund IV, Inc., 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918; or

•        attending the 2025 Annual Meeting virtually and voting (although attendance at the 2025 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2025 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2025 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2025 Annual Meeting. Contact Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund IV, Inc., 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and the 2025 Nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

What happened at the 2021 Annual Meeting?

The 2021 Annual Meeting was initially convened on December 21, 2021 and was subsequently adjourned to February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024, Dember 19, 2024, January 16, 2025, April 24, 2025, June 12, 2025, October 16, 2025 and, most recently, to January 29, 2026. As of the date of this Proxy Statement, the 2021 Annual Meeting has been adjourned twenty-one times and has yet to be consummated.

What happened at the 2024 Annual Meeting?

The 2024 Annual Meeting was originally convened on December 19, 2024 and was subsequently adjourned to January 16, 2025, April 24, 2025 and July 17, 2025. The 2024 Annual Meeting reconvened on July 17, 2025 and a stockholder vote occurred. At the 2024 Annual Meeting, the 2024 Nominees received sufficient votes to be elected to the Board and were seated by the Fund as directors to the Board.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated two highly-qualified individuals for election as directors at the 2025 Annual Meeting: Ethan A. Danial and Ian McCarthy.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the 2025 Nominees. Ocean Capital, Mr. Hawk and the 2025 Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of the Record Date, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,078,302 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital) representing approximately 11.7% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 9,182,874 shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement.

As of the Record Date, Ocean Capital may be deemed to beneficially own 636,494 shares of Common Stock. As of the Record Date, Mr. Hawk may be deemed to beneficially own 636,494 shares of Common Stock, consisting of 636,494 shares of Common Stock owned by Ocean Capital, which Mr. Hawk, as Managing Member of Ocean Capital, may be deemed to beneficially own, collectively representing approximately 6.9% of the Fund’s outstanding shares of Common Stock. As of the Record Date, Mr. Danial beneficially owns 441,808 shares of Common Stock, consisting of 441,708 shares owned by RAD Investments LLC, which Mr. Danial, as its Manager, may be deemed to beneficially own, and 100 shares owned by Mr. Danial directly.

Except as set forth in this Proxy Statement, as of the date of this Proxy Statement, the 2025 Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither of the 2025 Nominees nor any of their Immediate Family Members (as defined in Item 22 of Schedule 14A) owns beneficially or of record any class of securities in (i) the Fund’s investment advisor, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. Each of the 2025 Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see Exhibit A — Transactions in the Fund’s Securities During the Past Two Years.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which either of the 2025 Nominees is an officer.

Neither of the 2025 Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. In addition, neither of the 2025 Nominees nor any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The 2025 Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the 2025 Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, neither of the 2025 Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that either of the 2025 Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws, Charter and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Charter and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Charter and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2028 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Danial is serving as a Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico. The principal occupation of Mr. McCarthy is serving as a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907, and the principal business address of Mr. McCarthy is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Mr. Hawk, Mr. Danial and Mr. McCarthy are residents of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the 2025 Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2025 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement) directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On December 10, 2025, Ocean Capital, Mr. Hawk, the 2021 Nominees and the 2025 Nominees entered into a Second Amended and Restated Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to (i) the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) solicit proxies in favor of the proposals submitted by Ocean Capital to the Fund’s stockholders for approval at the 2025 Annual Meeting, including the election of the 2025 Nominees to the Board as Class I directors, (iii) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund, and (iv) grant the Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and agrees to pay all such pre-approved expenses. The 2021 Nominees were nominated by Ocean Capital for election as directors at the 2021 Annual Meeting, which is currently scheduled to be held on January 29, 2026.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the 2025 Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital at the 2025 Annual Meeting, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2025 Annual Meeting, and (ii) no Nominee has purchased or sold any securities of the Fund’s investment advisor or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor his Immediate Family Members owns any securities beneficially or of record in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the

Fund, (v) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of the Record Date:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Ethan A. Danial	$500,001 – $1,000,000	$500,001 – $1,000,000
Ian McCarthy	none	none

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Fund I, Fund II, Fund III, Fund IV, Fund V, PRRTFF I, PRRTFF VI, and TFF I, previously sued Ocean Capital and others in the U.S. District Court for the District of Puerto Rico (the “District Court”), captioned Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., et al. v. Ocean Capital LLC, et al., Case No. 3:22-cv-1101. The Plaintiff Funds alleged generally that Ocean Capital and the other defendants violated Sections 13(d) and 14(a) of the Securities Exchange Act of 1934 by failing to disclose purportedly material information concerning its proxy contests involving the Plaintiff Funds, including alleged failure to disclose certain defendants as purported members of Section 13(d) “groups” for various of the Plaintiff Funds. Ocean Capital counterclaimed against three of the Plaintiff Funds — PRRTFF I, PRRTFF VI, and TFF I — where a quorum was present at one or more of the Funds’ annual meetings and elected Ocean Capital’s nominees but the Funds refused to seat the elected nominees, citing their pending lawsuit.

The District Court ultimately dismissed the Plaintiff Funds’ claims, and entered judgment in Ocean Capital’s favor on all claims. The Plaintiff Funds appealed. On May 12, 2025, the U.S. Court of Appeals for the First Circuit issued an opinion, upholding the District Court’s dismissal of the Plaintiff Funds’ securities claims and order that the Plaintiff Funds seat Ocean Capital’s nominees on the boards of PRRTFF I, PRRTFF VI and TFF I. See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. v. Ocean Cap. LLC, 137 F.4th 6 (1st Cir. 2025).

Ocean Capital has filed a fee petition with the District Court seeking attorneys’ fees and expenses from the Fund and certain affiliated funds related to the federal litigation. The funds are contesting the Fee Petition, and the matter is currently pending.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of Ocean Capital’s 2025 Nominees and “FOR” the Terminate Advisory Agreements Proposal (the 14a-8 Proposal) by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Sodali at the address and telephone numbers set forth below:

430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.sodali.com

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(11,223.00)	7/8/2024
Sale of Common Stock	(30,000.00)	6/28/2024
Sale of Common Stock	(25,547.00)	6/3/2024

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(7,000.00)	6/28/2024

ETHAN A. DANIAL

None.

IAN MCCARTHY

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

2025 ANNUAL MEETING OF STOCKHOLDERS OF PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC. THIS PROXY IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND The 2025 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2025 Annual Meeting”) of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a Puerto Rico corporation, is scheduled to be held virtually at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), on January 8, 2026. Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and the other participants in its solicitation have (i) nominated two director candidates for election to the Fund’s board of directors (the “Board”) and (ii) submitted a stockholder proposal pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 (the “Exchange Act”), each to be voted upon at the 2025 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEES AND “FOR” PROPOSAL NO. 2 OR IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE 2025 ANNUAL MEETING TO THE EXTENT AUTHORIZED UNDER RULE 14a-4(c) OF THE EXCHANGE ACT. WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES AND FOR OUR BUSINESS PROPOSAL, AND WE INTEND TO VOTE OUR SHARES “FOR” OCEAN CAPITAL’S NOMINEES AND “FOR” PROPOSAL NO. 2. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND MICHAEL VERRECHIA, AND EACH OR ANY OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2025 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital BLUE P R O X Y

OCEAN CAPITAL PROPOSALS Please mark vote as indicated in this example FOR AGAINST ABSTAIN 1.Director Nominee Proposal: Elect Ocean Capital’s slate of two director nominees, Ethan A. Danial and Ian McCarthy (the “Nominees” and each individually, a “Nominee”), to serve as Class II directors on the Board, until their terms expire at the Fund’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified. FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT’’ box and write the name(s) of the nominee(s) on the line below: We do not expect that either of Ocean Capital’s Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws, Charter and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Charter and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). 2.Terminate Advisory Agreements Proposal(Submitted by Ocean Capital Pursuant to Rule 14a-8 of the Exchange Act): To terminateall existing investment advisory agreements between the Fund and its advisor, UBS Asset Managers of Puerto Rico. Date Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A:You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the 2025 Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization